--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------
                                                               November 30, 2000
Dear Shareholder:

     The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first part of the year. As a result, the Fed raised the discount rate to 6.50% during the period in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

     The reduction in Fed tightening fears and the potential for a slower pace of Treasury buybacks due to a more expansionary fiscal policy enabled high quality spread products to outperform Treasuries in the third quarter of 2000.

     Looking forward we believe that both consumers and corporations face significant headwinds that suggest a likely GDP growth rate close to the Fed target of 3.5%-4.0%. The risk, however, is even slower growth. While consumer confidence is still high, a sharp reversal of the wealth effect year-to-date, higher oil prices that have acted as a tax on the consumer and muted employment growth should lead personal consumption growth to decline to 3.0%. We believe that the Fed may eventually be required to ease interest rates to ensure a soft landing. Monetary conditions are restrictive globally; in the absence of a fiscal stimulus the Fed may have to ease policy moderately. The end scenario is likely to be favorable to financial assets and the performance of spread assets versus Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.




Sincerely,



/s/ Laurence D. Fink                 /s/ Ralph L. Schlosstein
-------------------                  ------------------------
Laurence D. Fink                     Ralph L. Schlosstein
Chairman                             President

                                                              November 30, 2000


Dear Shareholder:

     We are pleased to present the audited annual report for The BlackRock North American Government Income Trust Inc. ("the Trust") for the fiscal year ended October 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities. The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's, "Baa" by Moody's, or determined by the advisors to be of similar quality at time of purchase or be issued or guaranteed by the Canadian or U.S. governments or their agencies.

     The table below summarizes the performance of the Trust's stock price and NAV over the year:


                             --------------------------------------------------------------------
                                10/31/00       10/31/99       CHANGE        HIGH          LOW
-------------------------------------------------------------------------------------------------
 STOCK PRICE                  $  9.75        $  9.6875        0.65%      $ 10.0625     $  9.00
-------------------------------------------------------------------------------------------------
 NET ASSET VALUE (NAV)        $ 11.03        $ 11.45         (3.67)%     $ 11.60       $ 10.93
-------------------------------------------------------------------------------------------------
 CURRENCY EXCHANGE RATE       $  0.6563      $  0.6794       (3.40)%     $  0.6970     $  0.6530
-------------------------------------------------------------------------------------------------
 10-YEAR U.S. TREASURY NOTE      5.75%          6.02%        (4.49)%        6.79%         5.58%
-------------------------------------------------------------------------------------------------

THE U.S. AND CANADIAN FIXED INCOME MARKETS

     The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. According to the minutes of the October 3, 2000 FOMC meeting, "Recent data have indicated that the expansion of aggregate demand has moderated to a pace closer to the enhanced rate of growth of the economy's potential to produce. The more rapid advances in productivity also continue to help contain costs and hold down underlying price pressures." The Federal Reserve raised the discount rate by 0.25% at their meetings in November 1999, February, and March 2000 and raised the discount rate by 0.5% in May 2000 to bring the current discount rate to 6.50%.

     Treasury yields were inverted for much of the period as yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, and yields on the long-end of the curve fell below the short-end in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, concerns over rising inflation from a surge in oil prices, weaker stock markets and signs of slower growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000. As the slower growth scenario plays out, the curve is likely to steepen further. For the annual period, the 10-year Treasury fell from 6.02% on October 31, 1999 to 5.75% on October 31, 2000.

     For the annual period ending October 31, 2000 mortgages posted positive returns and outperformed the broader market. Mortgages as measured by the LEHMAN BROTHERS MORTGAGE INDEX, posted a 7.56% total return versus 7.30% for the LEHMAN BROTHERS AGGREGATE INDEX. GNMAs performed well during this period as mortgage rates hovering near 8% throughout the year caused prepayments to decline and resulted in an increased demand for GNMAs and other mortgage-backed securities.

     The yield of the 10-year Canadian Treasury note fell 26 basis points from 6.08% to 5.82%. Canadian economic growth slowed to about 3.25% in the third quarter. The unemployment rate rose to 7.1% in August from a recent 24-year low of 6.6% in June. Wages have not moved into inflationary territory and core CPI inflation remains on target. Productivity, as measured by GDP per hour worked, rose nearly 2% in the second quarter from a year ago. This is about double the pace of recent years. Trend inflation has remained unchanged. This, coupled with diminished expectations of Fed tightening, suggests the Bank Rate will remain steady for a little longer than was initially anticipated. The Canadian dollar has traded with diminished strength against the U.S. dollar in recent weeks. As of October 31, 2000 the currency exchange rate between the Canadian and U.S. dollar was $0.6563. Good fundamentals, like a sizeable current account and fiscal surpluses and low inflation, have been offset by negative rate spreads and a strong U.S. dollar.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The Trust's Canadian dollar and asset exposure may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar.

     The following chart compares the Trust's current and October 31, 1999 asset composition:



  ---------------------------------------------------------------------------
                             SECTOR BREAKDOWN
  ---------------------------------------------------------------------------
      COMPOSITION                       OCTOBER 31, 2000   OCTOBER 31, 1999
  ---------------------------------------------------------------------------
    CANADIAN PORTFOLIO ALLOCATION             54%               59%
  ---------------------------------------------------------------------------
    Canadian Government Securities            24%               27%
  ---------------------------------------------------------------------------
    Canadian Corporate Bonds                  14%               17%
  ---------------------------------------------------------------------------
    Nova Scotia                                5%                3%
  ---------------------------------------------------------------------------
    Ontario                                    4%                5%
  ---------------------------------------------------------------------------
    New Brunswick                              2%                4%
  ---------------------------------------------------------------------------
    Newfoundland                               2%                1%
  ---------------------------------------------------------------------------
    Prince Edward Island                       2%                2%
  ---------------------------------------------------------------------------
    Saskatchewan                               1%                -
  ---------------------------------------------------------------------------



  ---------------------------------------------------------------------------
    U.S. PORTFOLIO ALLOCATION                          46%     41%
  ---------------------------------------------------------------------------
    Interest Only Mortgage-Backed Securities           13%      7%
  ---------------------------------------------------------------------------
    Adjustable & Inverse Floating Rate Mortgages        9%      5%
  ---------------------------------------------------------------------------
    FHA Project Loans                                   6%      7%
  ---------------------------------------------------------------------------
    U.S. Government Securities                          6%      3%
  ---------------------------------------------------------------------------
    Principal Only Mortgage-Backed Securities           5%      5%
  ---------------------------------------------------------------------------
    Agency Multiple Class Mortgage Pass-Throughs        4%      5%
  ---------------------------------------------------------------------------
    Agency Mortgage Pass-Throughs                       3%      7%
  ---------------------------------------------------------------------------
    Commercial Mortgage-Backed Securities              --       1%
  ---------------------------------------------------------------------------
    Non-Agency Multiple Class Mortgage Pass-Throughs   --       1%
  ---------------------------------------------------------------------------

     The Trust moderately decreased its exposure to both Canadian corporate bonds and Canadian Government Securities during the annual period as we view current yield levels as offering insufficient value compared to the U.S. government and sector markets. The Bank of Canada continues to shadow the policy of the Federal Reserve as it increased discount rates three times over the period. On the U.S. side, the Trust has continued to emphasize mortgage products. The Trust also purchased additional IOs (Interest-Only securities) and ARMs (Adjustable Rate Mortgage Securities) throughout the period as a defensive strategy, as they offered attractive yield spreads to other spread products.

     The Trust expects to offset approximately 50% of its current year's (2000) and next year's (2001) investment income with Canadian currency losses generated in prior years. The use of these currency losses will not reduce the Trust's current market value. While the Trust would be seeking to earn approximately its current dividend from ordinary income, the ability to offset such income with currency losses will result in the reclassification of approximately 50% of all ordinary income dividends earned in 2000 and 2001 as a return of capital which will not be subject to federal, state and local income tax. Shareholders will be required to reduce their original cost basis by the amount of return of capital distributions received for purposes of determining capital gain or loss on any future sale of shares. Final tax information for 2000 will be sent to shareholders in January 2001.

     We will continue to manage the Trust to seek to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.



Sincerely,




/s/ Robert S. Kapito                    /s/ Michael P. Lustig
--------------------                    ---------------------
Robert S. Kapito                        Michael P. Lustig
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
              THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                             BNA
--------------------------------------------------------------------------------
  Initial Offering Date:                                    December 20, 1991
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/00:                         $  9.75
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/00:                             $ 11.03
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/00 ($9.75)(1):        8.62%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                  $  0.07
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):               $  0.84
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2) Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2000
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                    PRINCIPAL
    RATING*           AMOUNT
  (UNAUDITED)         (000)                        DESCRIPTION                   VALUE
---------------------------------------------------------------------------------------
                                    LONG-TERM INVESTMENTS--140.2%
                                    UNITED STATES SECURITES--64.5%
                                    MORTGAGE PASS-THROUGHS--12.9%
                    $     775@      Federal Home Loan Mortgage Corp.,
                                     6.50%, 2/01/28-11/01/28 ............... $  746,450
                                    Federal Housing Administration,
                                     GMAC,
                        1,973         Series 37, 7.43%, 5/01/22 ............  1,927,860
                          919         Series 44, 7.43%, 8/01/22 ............    896,779
                        1,587         Series 59, 7.43%, 7/01/21 ............  1,550,963
                          694         Series 65, 7.43%, 2/01/23 ............    676,970
                                     Merrill,
                        2,806         Series 29, 7.43%, 10/01/20 ...........  2,744,075
                       22,745         Series 42, 7.43%, 9/01/22 ............ 22,201,418
                        2,145        Reilly, Series B-11,
                                      7.40%, 4/01/21 .......................  2,097,682
                        2,196        Westmore Project 8240,
                                      7.25%, 4/01/21 .......................  2,147,773
                                    Federal National Mortgage
                                     Association,
                       10,008@        5.50%, 12/01/13 - 2/01/14,
                                      15 year ..............................  9,432,438
                        4,296@        7.00%, 2/01/24 - 1/01/29 .............  4,218,334
                        1,015       Government National Mortgage
                                     Association,
                                      8.00%, 4/15/24 - 11/15/25 ............  1,031,637
                                                                            -----------
                                                                             49,672,379
                                                                            -----------
                                    AGENCY MULTIPLE CLASS MORTGAGE
                                    PASS-THROUGHS--5.2%
                                    Federal Home Loan Mortgage
                                     Corp., Multiclass Mortgage
                                     Participation Certificates,
                        4,066@       Series 1104, Class 1104-L,
                                       6/15/21 .............................  4,207,292
                           55        Series 1388, Class 1388-I,
                                       6/15/07 .............................  1,505,619
                        1,751        Series 1577, Class 1577-SC,
                                       9/15/23 .............................  1,456,048
                        2,000@       Series 1601, Class 1601-SE,
                                       10/15/08 ............................  1,609,062
                        4,122        Series 1649, Class 1649-S,
                                       12/15/08 ............................  4,075,524
                                    Federal National Mortgage
                                    Association, REMIC
                                    Pass-Through Certificates,
                        2,369@        Trust 1989-90, Class 90-E,
                                       12/25/19 ............................  2,489,688
                          430@        Trust 1993-210, Class 210-A,
                                       1/25/23 .............................    423,917
                          424         Trust 1993-224, Class 224-SD,
                                       11/25/23 ............................    392,808
                        1,680         Trust 1995-10, Class 10-Z,
                                       3/25/24 .............................  1,654,790
                        2,100@        Trust 1996-14, Class 14-M,
                                       10/25/21 ............................  1,863,078
                        8,543         Trust 1998-46B, Class 46B-SG,
                                       6/18/25 .............................    464,509
                                                                            -----------
                                                                             20,142,335
                                                                            -----------
                                    NON-AGENCY MULTIPLE CLASS
                                    MORTGAGE PASS-THROUGHS--0.2%
     AAA                  898       Summit Mortgage Trust,
                                      Series 2000-1, Class B1,
                                      12/28/12** ...........................    864,118
                                                                            -----------
                                    ADJUSTABLE & INVERSE FLOATING RATE
                                    MORTGAGES--12.4%
     AAA                1,696       Countrywide Funding Corp., Series
                                     1993-10, Class 10-A8, 1/25/24 .........  1,473,095
                                    Federal Home Loan Mortgage
                                     Corp., Multiclass Mortgage
                                     Participation Certificates,
                        3,500        Series 1518, Class 1518-G,
                                      5/15/23 ..............................  2,110,937
                        2,500@       Series 1526, Class 1526-SA,
                                      6/15/23 ..............................  1,810,450
                        1,575        Series 1560, Class 1560-SL,
                                      8/15/23 ..............................  1,303,327
                        1,096        Series 1570, Class 1570-SA,
                                      8/15/23 ..............................    981,226
                          502        Series 1587, Class 1587-SE,
                                      5/15/08 ..............................    441,754
                          665        Series 1590, Class 1590-OA,
                                      10/15/23 .............................    698,834
                        1,225        Series 1590, Class 1590-T,
                                      10/15/23 .............................    587,951
                          250        Series 1608, Class 1608-S,
                                      11/15/23 .............................    207,129
                          136        Series 1609, Class 1609-LN,
                                      11/15/23 .............................    112,032
                        4,785        Series 1625, Class 1625-SC,
                                      12/15/08 .............................  3,884,935
                        1,653        Series 1666, Class 1666-S,
                                      1/15/24 ..............................  1,376,031
                          570        Series 1669, Class 1669-MD,
                                      2/15/24 ..............................    511,651
                        2,250        Series 1688, Class 1688-S,
                                      12/15/13 .............................  2,137,500
                        3,092        Series 1699, Class 1699-ST,
                                      3/15/24 ..............................  2,231,737

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------
                    PRINCIPAL
    RATING*           AMOUNT
  (UNAUDITED)         (000)                     DESCRIPTION                   VALUE
---------------------------------------------------------------------------------------
                                    ADJUSTABLE & INVERSE FLOATING RATE
                                    MORTGAGES (CONT'D)
                                    Federal Home Loan Mortgage
                                     Corp., Multiclass Mortgage
                                     Participation Certificates,
                   $      261        Series 1862, Class 1862-SF,
                                      4/15/23 .............................. $  246,426
                          426        Series 2063, Class 2063-SM,
                                      5/15/27 ..............................    298,680
                        3,342@       Series 2190, Class 2190-S,
                                      10/15/14 .............................  3,088,940
                                    Federal National Mortgage
                                     Association, REMIC
                                     Pass-Through Certificates,
                          463        Trust 1991-145, Class 145-S,
                                      10/25/06 .............................    479,917
                          543@       Trust 1991-87, Class 87-S,
                                      8/25/21 ..............................    531,175
                        1,469        Trust 1993-97, Class 97-SB,
                                      5/25/23 ..............................    797,036
                          809        Trust 1993-113, Class 113-SB,
                                      7/25/23 ..............................    833,260
                        2,353        Trust 1993-147, Class 147-S,
                                      8/25/23 ..............................  2,164,596
                        3,563@       Trust 1993-167, Class 167-SL,
                                      1/25/22 ..............................  3,079,336
                        1,612        Trust 1993-170, Class 170-SC,
                                      9/25/08 ..............................  1,555,887
                        1,581        Trust 1993-179, Class 179-SB,
                                      10/25/23 .............................  1,243,772
                           95        Trust 1993-183, Class 183-SM,
                                      10/25/23 .............................     93,553
                          738        Trust 1993-208, Class 208-SE,
                                      11/25/23 .............................    548,000
                        3,004@       Trust 1993-214, Class 214-S,
                                      12/25/08 .............................  2,743,022
                        1,072        Trust 1993-256, Class 256-F,
                                      11/25/23 .............................    875,415
                        1,808        Trust 1994-23, Class 23-PS,
                                      4/25/23 ..............................  1,790,066
                        1,414        Trust 1999-1, Class 1-S,
                                      7/25/23 ..............................  1,416,056
                        3,437        Trust 2000-9, Class 9-SX,
                                      3/25/30 ..............................  3,084,285
  AAA                   3,577       G.E. Capital Mortgage Services, Inc.,
                                     Series 1994-16, Class 16-A13,
                                      8/25/24 ..............................  2,195,384
  Aaa                     895       Prudential Home Mortgage
                                    Securities Co., Mortgage
                                    Pass-Through Certificates,
                                     Series 1993-54, Class 54-A28,
                                      1/25/24 ..............................    743,750
                                                                            -----------
                                                                             47,677,145
                                                                            -----------
                                    INTEREST ONLY MORTGAGE-BACKED
                                    SECURITIES--17.9%
                                    BA Mortgage Securities Inc.,
  AAA                     825        Series 1997-1, Class 1-X,
                                      7/25/26 ..............................    160,950
                                    BA Mortgage Securities Inc.,
  AAA                   1,723        Series 1998-1, Class 1-2X,
                                      5/28/13 ..............................    341,225
  AAA                  16,714       Bank of America Mortgage
                                     Securities,
                                     Series 1999-1, Class 1-A7,
                                      3/25/29 ..............................    710,338
                                    Countrywide Home Loans, Inc.,
  AAA                  19,939        Series 1997-8, Class 8-A5,
                                      1/25/28 ..............................    190,043
  AAA                 132,802        Series 1998-6, Class 6-X,
                                      6/25/13 ..............................  1,685,652
  AAA                   8,544       Credit Suisse First Boston Mortgage
                                     Corp., Series 1997-C1, Class
                                     C1-AX, 4/20/22 ** .....................    664,035
                                    Federal Home Loan Mortgage
                                     Corp., Multiclass Mortgage
                                     Participation Certificates,
                        3,465        Series 1223, Class 1223-H,
                                      3/15/22 ..............................    916,721
                        2,544        Series 1254, Class 1254-Z,
                                      4/15/22 ..............................    568,756
                        4,874        Series 1353, Class 1353-S,
                                      8/15/07 ..............................    346,742
                          189        Series 1379, Class 1379-P,
                                      8/15/18 ..............................      1,085
                        1,744        Series 1397, Class 1397-IO,
                                      10/15/22 .............................    451,437
                        1,000        Series 1611, Class 1611-JC,
                                      8/15/23 ..............................    885,625
                       23,566        Series 1644, Class 1644-DA,
                                      12/15/23 .............................    386,632
                       49,672        Series 1671, Class 1671-JB,
                                      1/15/24 ..............................  2,048,976
                       19,002        Series 1809, Class 1809-SC,
                                      12/15/23 .............................  1,833,732
                        4,053        Series 1900, Class 1900-SV,
                                      8/15/08 ..............................    263,516
                        7,000        Series 2002, Class 2002-HJ,
                                      10/15/08 .............................    654,510
                        3,402        Series 2039, Class 2039-PI,
                                      2/15/12 ..............................    498,025
                        4,329        Series 2044, Class 2044-PF,
                                      6/15/20 ..............................    460,907
                        2,430        Series 2066, Class 2066-PJ,
                                      12/15/26 .............................    518,934
                       18,558        Series 2078, Class 2078-SK,
                                      7/15/23 ..............................    956,915
                        6,482        Series 2080, Class 2080-PL,
                                      1/15/27 ..............................  1,566,357
                        6,025        Series 2103, Class 2103-PI,
                                      5/15/12 ..............................  1,020,502
                       10,173        Series 2130, Class 2130-SC,
                                      3/15/29 ..............................    772,482
                        1,297        Series 2137, Class 2137-CI,
                                      10/15/26 .............................    275,817
                        5,108        Series 2140, Class 2140-UK,
                                      9/15/11 ..............................    734,309


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                    PRINCIPAL
    RATING*           AMOUNT
  (UNAUDITED)         (000)                    DESCRIPTION               VALUE
--------------------------------------------------------------------------------
                                    INTEREST ONLY MORTGAGE-BACKED
                                    SECURITIES (CONT'D)
                                    Federal Home Loan Mortgage
                                     Corp., Multiclass Mortgage
                                     Participation Certificates,
                   $    4,342        Series 2190, Class 2190-SC,
                                      10/15/14 ...................... $  724,643
                                    Federal National Mortgage
                                     Association, REMIC
                                     Pass-Through Certificates,
                           24        Trust G46, Class G46-H,
                                      12/25/09 ......................    690,235
                          736@       Trust G1992-5, Class 5-H,
                                      1/25/22 .......................    190,144
                       30,271@       Trust 299, Class 299-2,
                                      5/01/28 .......................  9,004,507
                       26,576@       Trust 301, Class 301-2,
                                      4/01/29 .......................  8,147,197
                       15,717@       Trust 302, Class 302-2,
                                      6/01/29 .......................  4,857,543
                        1,866        Trust 1993-46, Class 46-S,
                                      5/25/22 .......................     66,695
                        1,700@       Trust 1993-196, Class 196-SC,
                                      10/25/08 ......................  1,628,311
                        6,424        Trust 1993-199, Class 199-SB,
                                      10/25/23 ......................    200,817
                        1,409        Trust 1993-202, Class 202-QA,
                                      6/25/19 .......................     86,339
                        6,697        Trust 1995-26, Class 26-SW,
                                      2/25/24 .......................    744,436
                       10,988@       Trust 1997-16, Class 16-SM,
                                      2/25/23 .......................  1,723,689
                        4,652        Trust 1997-50, Class 50-SI,
                                      4/25/23 .......................    130,836
                       10,224        Trust 1997-65, Class 65-SG,
                                      6/25/23 .......................    938,047
                       35,101        Trust 1997-68, Class 68-S,
                                      10/18/27 ......................    493,606
                        4,500        Trust 1998-25, Class 25-PG,
                                      3/18/22 .......................    564,300
                       10,867        Trust 1999-12, Class 12-SJ,
                                      12/25/23 ......................    655,425
                                    G.E. Capital Mortgage Services,
                                     Inc.,
  Aaa                   1,808@       Trust 1993-13, Class 13-A2,
                                      10/25/08 ......................     35,519
  AAA                  41,357        Trust 1999-11, Class 11-A5,
                                      7/25/29 .......................  1,434,570
                                    GMAC Commercial Mortgage
                                     Securities Inc., Mortgage
                                     Certificates,
  Aaa                  17,545        Trust 1997-C1, Class C1-X,
                                      7/15/27 .......................  1,264,010
  AAA                  67,424        Trust 1998-C2, Class C2-X,
                                      8/15/23 .......................  2,487,901
  AAA                  26,106       Goldman Sachs Mortgage
                                     Securities Corp., Mortgage
                                     Participation Certifcates,
                                     Series 1998-5, Class 5-IO,
                                      6/19/27** .....................    640,403
                                    Government National Mortgage
                                     Association,
                        1,453        Trust 1995-3, Class 3-E,
                                      6/16/25 .......................    398,326
                        2,600@       Trust 1998-14, Class 14-PK,
                                      11/20/26 ......................    460,464
                        4,822        Trust 1999-3, Class 3-S,
                                      2/16/29 .......................    207,934
                       34,973        Trust 1999-5, Class 5-S,
                                      2/16/29 .......................    961,765
                       19,578        Trust 1999-8, Class 8-S,
                                      3/16/29 .......................    520,028
  AAA                  16,990       Hanover Grantor Trust,
                                     Series 1999-A, Class A1-IO,
                                      8/28/27** .....................    552,163
                                    Headlands Mortgage Securities Inc.,
  Aaa                  17,406        Series 1997-1, Class X1,
                                      3/25/27 .......................    318,210
  Aaa                  35,296        Series 1997-4, Class X,
                                      11/25/27 ......................    898,943
  AAA                  53,136       Merrill Lynch Mortgage Investors, Inc.,
                                     Series 1997-C2, Class C2-IO,
                                      12/10/29 ......................  3,294,586
  AAA                   5,521       Morgan Stanley Capital 1 Inc.,
                                     Trust 1997-HF1, Class HF1-X,
                                      6/15/17** .....................    347,983
  Aaa                 111,975       Norwest Asset Securities Corp.,
                                     Series 1997-12, Class A11,
                                      9/25/27 .......................    244,946
  AAA                  58,429       Prudential Home Mortgage
                                     Securities Co., Mortgage
                                     Pass-Through Certificates,
                                     Series 1994-5, Class A-9,
                                      2/25/24 .......................    529,516
  AAA                  92,256       Residential Accredit Loans Inc.,
                                     Series 2000-QS9, Class HJ,
                                      8/25/30 .......................    461,280
                                    Residential Asset Securitization
                                    Trust,
  AAA                  38,726        Series 1999-A3, Class X,
                                      5/25/29 .......................    439,891
  AAA                  55,938        Series 2000-A5, Class A2,
                                      9/25/30 .......................  1,377,582
  AAA                     820       Residential Funding Mortgage
                                    Securities I Inc.,
                                     Series 1998-S30, Class A7,
                                      12/25/28 ......................    364,812
  AAA                  73,499       Salomon Brothers Mortgage
                                     Securities VII Inc., Mortgage
                                     Pass-Through Certificates,
                                     Series 2000-1, Class IO,
                                      3/25/22 .......................    712,018
  AAA                  64,551       Vendee Mortgage Trust,
                                     Series 1997-1, Class IO,
                                      2/15/27 .......................    847,233
                                                                     -----------
                                                                      68,561,076
                                                                     -----------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                    PRINCIPAL
    RATING*           AMOUNT
  (UNAUDITED)         (000)                  DESCRIPTION                 VALUE
--------------------------------------------------------------------------------
                                   PRINCIPAL ONLY MORTGAGE-BACKED
                                   SECURITIES--6.8%
                                   Federal Home Loan Mortgage
                                   Corp., Multiclass Mortgage
                                   Participation Certificates,
                   $    1,065       Series G-50, Class G50-AM,
                                     4/25/24 ....................... $   671,760
                        9,338@      Series 1570, Class 1570-C,
                                     8/15/23 .......................   6,723,523
                        5,658       Series 1686, Class 1686-B,
                                     2/15/24 .......................   3,412,709
                        1,055       Series 1691, Class 1691-G,
                                     3/15/24 .......................     820,617
                        1,286       Series 1739, Class 1739-B,
                                     2/15/24 .......................     972,259
                          340       Series 1857, Class 1857-PB,
                                     12/15/08 ......................     294,007
                        6,297       Series 2009, Class 2009-HJ,
                                     10/15/22 ......................   3,986,733
                        2,396       Series 2073, Class 2073-PO,
                                     7/15/28 .......................   1,030,786
                        4,000@      Series 2082, Class 2082-PN,
                                     1/15/24 .......................   1,893,599
                          408       Series 2087, Class 2087-PO,
                                     9/15/25 .......................     246,604
                        1,094       Series 2217, Class 2217-PO,
                                     2/15/30 .......................     778,743
                                   Federal National Mortgage
                                    Association, REMIC
                                    Pass-Through Certificates,
                          817       Trust 279, Class 279-1,
                                     7/01/26 .......................     652,124
                        1,050       Trust 1996-38, Class 38-E,
                                     8/25/23 .......................     325,560
                          190       Trust 1997-85, Class 85-LE,
                                     10/25/23 ......................     160,863
                        3,301       Trust 1998-26, Class 26-L,
                                     3/25/23 .......................   2,244,282
                          564       Trust 1998-48, Class 48-P,
                                     8/18/28 .......................     355,458
  AAA                   6,055      Fund America Investment Corp.,
                                    Series 1993-C, Class B,
                                     4/29/30 .......................     981,170
                          781      Government National Mortgage
                                    Association, REMIC
                                    Pass-Through Certificates,
                                    Trust 1999-40, Class 40-N,
                                     6/20/27 .......................     508,363
                                                                     -----------
                                                                      26,059,160
                                                                     -----------
                                   COMMERCIAL MORTGAGE-BACKED
                                   SECURITIES--0.4%
  AAA                   1,550      LB Commercial Conduit Mortgage
                                    Trust, Series 1999-C1, Class A2,
                                     6.78%, 4/15/09 ................   1,516,389
                                                                     -----------
                                   U.S. GOVERNMENT AND
                                   AGENCY SECURITIES--8.7%
                                   Overseas Private Investment
                                    Corp.,
                          290        5.46%, 5/29/12 ................     267,392
                          264        5.79%, 5/29/12 ................     240,314
                          341        5.88%, 5/29/12 ................     319,285
                          220        6.27%, 5/29/12 ................     211,898
                          386        6.81%, 5/29/12 ................     370,173
                          440        6.84%, 5/29/12 ................     432,965
                        3,240        6.89%, 5/29/12 ................   3,125,838
                        1,012        6.91%, 5/29/12 ................     978,055
                          275        7.35%, 5/29/12 ................     275,868
                        3,034      Small Business Administration,
                                    Series 1996-20K,
                                     6.95%, 11/01/16 ...............   2,978,121
                       10,505@     U.S. Treasury Bonds,
                                     3.875%, 4/15/29, TIPS .........  10,544,494
                                   U.S. Treasury Notes,
                        6,645@       6.00%, 8/15/09 ................   6,711,450
                        6,500@       6.75%, 5/15/05 ................   6,738,680
                                                                     -----------
                                                                      33,194,533
                                                                     -----------
                                   Total United States Securities
                                     (cost $253,910,865)...........  247,687,135
                                                                     -----------
                                   CANADIAN SECURITIES--75.7%
                                   CANADIAN CORPORATE BONDS--19.9%
  A                C$  14,000      407 International Inc.,
                                     6.47%, 7/27/29 ................   8,411,915
  A2                    3,500      Bell Canada,
                                     11.45%, 4/15/10 ...............   2,962,226
  AA-                   4,500      Canadian Imperial Bank of
                                    Commerce,
                                     8.50% 2/05/07 .................   3,021,201
  Aa3                  10,000      Canadian Imperial Bank, Toronto,
                                     8.15%, 4/25/11 ................   7,030,638
  A+                   12,000      Daimler Benz AG,
                                     9.50%, 10/30/01 ...............   8,082,006
                                   European Investment Bank,
  AAA                  22,800        8.50%, 8/30/05 ................  16,249,509
  AAA                   6,500        9.125%, 9/20/04 ...............   4,660,791
  A                    10,000      Ford Credit Canada Ltd.,
                                     5.66%, 11/19/01 ...............   6,492,383
  A2                    6,000      General Motors Acceptance Corp.,
                                     6.40%, 9/05/03 ................   3,916,989









A2                    5,000      Greater Toronto Airport Authority,
                                     6.45%, 12/03/27 ...............   2,991,003
  AA-                   5,000      Hydro One Inc.,
                                     7.15%, 6/03/10 ................   3,393,453
  BBB-                 10,500      Lindsey Morden Group Inc.,
                                     7.00%, 6/16/08** ..............   5,733,516
  NR                    5,100      Ontario School Board Financing Corp.,
                                     6.30%, 9/22/10 ................   3,303,531
                                                                     -----------
                                                                      76,249,161
                                                                     -----------


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------
                    PRINCIPAL
    RATING*           AMOUNT
  (UNAUDITED)         (000)                        DESCRIPTION                      VALUE
-------------------------------------------------------------------------------------------
                                    CANADIAN GOVERNMENT
                                    SECURITIES--34.1%
                                    Canadian Government Bonds,
                    C$ 20,932         4.00%, 12/01/31, RRB ................... $ 14,954,327
                        3,651@        4.25%, 12/01/26, RRB ...................    2,681,089
                       25,000@        5.00%, 9/01/04 .........................   15,865,466
                       37,500@        5.25%, 9/01/03 .........................   24,141,161
                       32,650@        5.50%, 6/01/09 .........................   20,862,655
                          250         7.25%, 6/01/07 .........................      175,455
                       21,440@        8.00%, 6/01/23-6/01/27 .................   17,977,831
                       15,100@        9.00%, 12/01/04 ........................   10,973,227
                       25,500@        10.25%, 3/15/14 ........................   23,207,921
                                                                               ------------
                                                                                130,839,132
                                                                               ------------
                                    CANADIAN PROVINCIAL
                                    SECURITIES--21.7%
                                    NEW BRUNSWICK--3.2%
  A1                   14,600       New Brunswick Province,
                                      10.125%, 10/31/11 ......................   12,320,010
                                                                               ------------

                                    NEWFOUNDLAND--2.1%
  Baa1                 10,000       Newfoundland Province,
                                      8.45%, 2/05/26 .........................    7,956,727
                                                                               ------------
                                    NOVA SCOTIA--6.8%
                                    Nova Scotia Province,
  A-                   20,000         6.40%, 9/01/10 .........................   13,074,715
  NR                   15,000         9.60%, 1/30/22 .........................   13,042,979
                                                                               ------------
                                                                                 26,117,694
                                                                               ------------
                                    ONTARIO--6.0%
  Aa3                  10,000       Hamilton Wentworth Regional
                                     Municipality,
                                      7.00%, 6/06/01 .........................    6,584,196
                                    Ontario Province,
  AA-                   8,500         5.70%, 12/01/08 ........................    5,399,416
  AA-                  11,500         6.15%, 4/01/09 .........................    7,392,373
  AA+                   5,000       Toronto Metropolitan Municipality,
                                      7.75%, 12/01/05 ........................    3,489,231
                                                                               ------------
                                                                                 22,865,216
                                                                               ------------
                                    PRINCE EDWARD ISLAND--2.6%
  A3                   13,000       Prince Edward Island Province,
                                      8.50%, 10/27/15 ........................   10,046,043
                                                                               ------------
                                    QUEBEC--0.3%
  A+                    2,000       Quebec Province,
                                      7.50%, 12/01/03 ........................    1,360,524
                                                                               ------------
                                    SASKATCHEWAN-0.7%
  A+                    4,000       Saskatchewan Province,
                                      6.00%, 6/01/06 .........................    2,597,447
                                                                               ------------
                                    Total Canadian Provincial
                                     Securities ..............................   83,263,661
                                                                               ------------
                                    Total Canadian Securities
                                     (cost $303,010,458)......................  290,351,954
                                                                               ------------
                                    Total Long-Term Investments (cost
                                     $556,921,323)............................  538,039,089
                                                                               ------------

                                    SHORT-TERM INVESTMENTS--7.9%
                                    REPURCHASE AGREEMENT--7.7%
                       45,200       Royal Bank of Canada, 5.75%,
                                     dated 10/31/00, due 11/01/00 in
                                     the amount of $29,595,561
                                     (cost $29,590,835; collateralized
                                     by C$42,497,000 Canadian
                                     Government Bond, 9.75%,
                                     6/01/01; value including accrued
                                     interest $30,794,108) ...................   29,590,835

                                    DISCOUNT NOTE--0.2%
                   $      700       Federal Home Loan Bank,
                                      6.40%, 11/01/00 ........................      700,000
                                                                               ------------
                                    Total Short-Term Investments
                                     (cost $30,290,835)......................   30,290,835
                                                                               ------------
                                    Total investments before
                                     investments sold short
                                     (cost $587,212,158)......................  568,329,924
                                                                               ------------
                                    INVESTMENTS SOLD
                                    SHORT--(6.2%)
                       (6,000)      United States Treasury Bond,
                                      6.125%, 8/15/29 ........................   (6,213,720)
                                    United States Treasury Notes,
                       (7,500)        4.75%, 11/15/08 ........................   (6,979,650)
                      (10,160)        6.50%, 2/15/10 .........................  (10,634,675)
                                                                               ------------
                                      (proceeds $23,152,450)..................  (23,828,045)
                                                                               ------------
                                    Total investments, net of
                                     investments sold short--141.9% ..........  544,501,879
                                    Other liabilities in excess of other
                                     assets--(41.9)% ......................... (160,850,996)
                                                                               ------------
                                    NET ASSETS--100% ......................... $383,650,883
                                                                               ============


---------------------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial future contracts.


     ----------------------------------------------------------
                             KEY TO ABBREVIATIONS:
       REMIC -  Real Estate Mortgage Investment Conduit.
         RRB -  Real Return Bond.
        TIPS -  Treasury Inflation Protection Securities.
     ----------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $587,212,158) (Note 1) ......... $568,329,924
Canadian dollars, at value (cost $795,758)..................      795,758
Cash .......................................................      110,778
Deposits with brokers as collateral for securities
  sold short (Note 1) ......................................   24,425,575
Interest receivable ........................................    7,630,464
Due from broker-variation margin (Notes 1 & 3) .............      481,250
Interest rate caps, at value
  (amortized cost $209,667) (Notes 1 & 3)...................      221,996
Other assets ...............................................       22,407
                                                             -------------
                                                              602,018,152
                                                             -------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................  178,033,201
Payable for investments purchased ..........................   13,327,572
Investments sold short, at value
  (proceeds received $23,152,450) (Note 1)..................   23,828,045
Forward currency contracts-amount payable
  to counterparties ........................................    2,050,843
Interest payable ...........................................      723,977
Investment advisory fee payable (Note 2) ...................      199,526
Administration fee payable (Note 2) ........................       33,254
Deferred directors fees (Note 1) ...........................       15,070
Other accrued expenses .....................................      155,781
                                                             -------------
                                                              218,367,269
                                                             -------------
NET ASSETS ................................................. $383,650,883
                                                             =============
Net assets were comprised of:
  Common stock, at par (Note 5) ............................ $    347,740
 Paid-in capital in excess of par ..........................  428,426,192
 Cost of 1,433,100 shares held in treasury .................  (14,109,740)
                                                             -------------
                                                              414,664,192
 Accumulated net realized loss on investments ..............   (1,907,273)
 Net unrealized depreciation on investments ................   (3,519,391)
 Accumulated net realized and unrealized
   foreign currency loss ...................................  (25,586,645)
                                                             -------------
Net assets, October 31, 2000 ............................... $383,650,883
                                                             =============
Net asset value per share:
 ($383,650,883 / 34,773,993 shares of
  common stock issued and outstanding) .....................       $11.03
                                                                   =======

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization of
  $8,075,120 and interest expense of
  $11,427,612)...................................   $27,784,007
                                                    -----------
Operating expenses
  Investment advisory ...........................     2,390,043
  Administration ................................       398,340
  Custodian .....................................       250,000
  Independent accountants .......................       105,000
  Directors .....................................        72,000
  Reports to shareholders .......................        65,000
  Transfer agent ................................        36,000
  Registration ..................................        32,000
  Legal .........................................        20,000
  Miscellaneous .................................       101,616
                                                    -----------
  Total operating expenses ......................     3,469,999
                                                    -----------
Net investment income ...........................    24,314,008
                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investments ...................................     2,813,409
  Short sales ...................................       134,782
  Foreign currency ..............................      (304,642)
  Futures .......................................    (4,061,436)
                                                    -----------
                                                     (1,417,887)
                                                    -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ...................................     4,593,746
  Interest rate caps ............................        88,473
  Short sales ...................................      (797,767)
  Futures .......................................    (1,694,520)
  Foreign currency ..............................   (11,355,126)
                                                    -----------
                                                     (9,165,194)
                                                    -----------
Net loss on investments and foreign currency
  transactions ..................................   (10,583,081)
                                                    -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS .......................   $13,730,927
                                                    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
NET ASSETS RESULTING FROM OPERATIONS
TO NET CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES

Net increase in net assets resulting from operations .........   $13,730,927
                                                                 -----------
Increase in investments ......................................   (74,782,574)
Net realized loss ............................................     1,417,887
Decrease in unrealized appreciation ..........................     9,165,194
Decrease in interest rate cap ................................        73,079
Decrease in receivable for investments sold ..................    52,940,687
Decrease in receivable for forward contracts .................       351,981
Decrease in interest receivable ..............................       577,400
Increase in due from broker-variation margin .................    (1,037,375)
Increase in payable for investments purchased ................     3,813,548
Increase in payable for forward currency contracts ...........     2,050,843
Increase in interest payable .................................        89,810
Decrease in accrued expenses and other liabilities ...........      (206,577)
Increase in deposits with brokers ............................    (9,965,675)
Increase in payable for investments sold short ...............     9,674,754
                                                                 -----------
 Total adjustments ...........................................    (5,837,018)
                                                                 -----------
Net cash flows provided by operating activities ..............   $ 7,893,909
                                                                 ===========
INCREASE (DECREASE) IN CASH
  AND FOREIGN CURRENCY

Net cash flows provided by operating activities ..............   $ 7,893,909
                                                                 -----------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ..................    28,686,893
 Cash dividends paid .........................................   (29,364,830)
 Cost of Trust shares reacquired .............................    (6,893,440)
                                                                 -----------
Net cash flows used for financing activities .................    (7,571,377)
                                                                 -----------
Effect of changes in exchange rate ...........................    (1,634,150)
                                                                 -----------
 Net decrease in cash and foreign currency ...................    (1,311,618)
 Cash and foreign currency at beginning of year ..............     2,218,154
                                                                 -----------
 Cash and foreign currency at end of year ....................   $   906,536
                                                                 ===========



--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,
                                                 2000               1999
                                           ----------------   ----------------
INCREASE (DECREASE)
 IN NET ASSETS

Operations:
  Net investment income ................   $ 24,314,008       $ 30,452,154
  Net realized loss ....................     (1,417,887)          (946,600)
  Net change in unrealized
   depreciation ........................     (9,165,194)       (15,851,619)
                                           ------------       ------------
  Net increase in net
   assets resulting from
   operations ..........................     13,730,927         13,653,935
  Dividends and distributions:
  Dividends from net investment
   income ..............................    (13,564,893)       (30,366,425)
  Distributions from net realized
     gains .............................     (1,511,083)                --
  Tax return of capital
     distributions .....................    (14,288,854)                --
                                           ------------       ------------
  Total dividends and distributions.....    (29,364,830)       (30,366,425)
                                           ------------       ------------
  Cost of Trust shares reacquired ......     (6,893,440)        (7,216,300)
                                           ------------       ------------
  Total decrease .......................    (22,527,343)       (23,928,790)

NET ASSETS
  Beginning of year ....................    406,178,226        430,107,016
                                           ------------       ------------
  End of year (including
     undistributed net investment
     income of $0 and $355,321,
     respectively) .....................   $383,650,883       $406,178,226
                                           ============       ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------
                                                               2000         1999         1998         1997         1996
                                                           ------------ ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .......................   $ 11.45      $ 11.88      $ 12.47      $  12.33     $  11.36
                                                             -------      -------      -------      --------     --------
Net investment income (net of interest expense of $0.32,
 $0.28, $0.26, $0.22, and $0.41, respectively)............       .70          .84          .78           .89          .93
 Net realized and unrealized gain (loss) on investments...      (.31)        (.46)        (.53)          .09          .92
                                                             -------      -------      -------      --------     --------
Net increase from investment operations ..................       .39          .38          .25           .98         1.85
                                                             -------      -------      -------      --------     --------
Dividends and distributions:
 Dividends from net investment income ....................      (.39)        (.84)        (.81)         (.84)        (.29)
 Distributions in excess of net investment income ........        -            --         (.03)           --           --
 Distributions from net realized gains ...................      (.04)          --           --            --           --
 Tax return of capital distributions .....................      (.41)          --           --            --         (.59)
                                                             -------      -------      -------      --------     --------
Total dividends and distributions ........................      (.84)        (.84)        (.84)         (.84)        (.88)
                                                             -------      -------      -------      --------     --------
Increase resulting from Trust shares repurchased .........       .03          .03           --            --           --
                                                             -------      -------      -------      --------     --------
Net asset value, end of year* ............................   $ 11.03      $ 11.45      $ 11.88      $  12.47     $  12.33
                                                             =======      =======      =======      ========     ========
Per share market value, end of year* .....................   $  9.75      $  9.69      $  9.88      $  10.56     $  10.13
                                                             =======      =======      =======      ========     ========
TOTAL INVESTMENT RETURN+ .................................      9.82%        6.70%        1.34%        13.23%        9.48%
                                                             =======      =======      =======      ========     ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .......................................      0.88%        0.85%        0.88%         0.93%        0.97%
Operating expenses and interest expense ..................      3.76%        3.18%        3.01%         2.74%        4.63%
Net investment income ....................................      6.14%        7.14%        6.39%         7.30%        8.24%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ........................  $396,157     $426,283     $444,051      $440,465     $409,644
Portfolio turnover .......................................        82%         186%         153%          146%         151%
Net assets, end of year (in thousands) ...................  $383,651     $406,178     $430,107      $451,419     $446,394
Reverse repurchase agreements outstanding,
 end of year (in thousands) ..............................  $178,033     $149,346     $173,520      $206,126     $217,135
Asset coverage++ .........................................  $  3,155     $  3,720     $  3,479      $  3,190     $  3,056


----------
 * Net asset value and market value published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
 + Total  investment  return  is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Per $1,000 of reverse repurchase agreement outstanding.


The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE  1. ORGANIZATION        The BlackRock  North American  Government &  Income
ACCOUNTING                   Trust Inc., (the "Trust"), a Maryland  corporation,
POLICIES                     is   a   non-diversified,   closed-end   management
                             investment company. The investment objective of the
Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors, and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call optiongives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased.
Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.
      Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

       (i)  market   value   of   investment   securities,   other  assets   and
       liabilities-at the New York City noon rates of exchange.

       (ii)  purchases   and  sales   of  investment  securities,   income   and
       expenses-at the rates of exchange prevailing on the respective dates of such transactions.

      The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

      Net realized and unrealized foreign exchange losses of $11,659,768 include realized foreign exchange gains and losses from sales and maturities of foreign portfolio securities, maturities of foreign reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

      Foreign   security   and   currency   transactions   may  involve  certain
considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

      The exchange rate for the Canadian dollar at October 31, 2000 was US$0.6563 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold.

Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

      No provision has been made for U.S. income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.


      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

      Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

      The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2000 the Trust decreased undistributed net investment income by
$11,104,436, increased accumulated net realized losses on investments by $4,970, and decreased accumulated net realized and unrealized foreign currency loss by $11,109,406 for realized foreign currency losses incurred. Net investment income, net realized gains and net assets were not affected by this change.


NOTE 2. AGREEMENTS           The  Trust  has  an Investment Advisory   Agreement
                             with  BlackRock  Advisors,  Inc.  (the  "Advisor"),
which is a wholly-owned subsidiary of BlackRock, Inc. which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

      Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO            Purchases  and   sales  of  investment  securities,
SECURITIES AND               other   than   short-term  investments  and  dollar
OTHER INVESTMENTS            rolls,  for  the   year  ended   October  31,  2000
                             aggregated     $489,459,981    and    $430,099,282,
respectively.

      The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 2000, the Trust held 1.55% of its portfolio assets in securities restricted as to sale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The federal income tax basis of the Trust's investments at October 31, 2000 was $570,008,759, and accordingly, net unrealized depreciation for federal income tax purposes was $1,678,835 (gross unrealized appreciation $17,779,459; gross unrealized depreciation $19,458,294).

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2000 of approximately $3,084,565 which will expire in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

      Details of open financial futures contracts at October 31, 2000 are as follows:



                                                       VALUE AT         VALUE AT         UNREALIZED
NUMBER OF                             EXPIRATION         TRADE         OCTOBER 31,     APPRECIATION/
CONTRACTS             TYPE               DATE            DATE             2000         (DEPRECIATION)
-----------   --------------------   ------------   --------------   --------------   ---------------
Short Positions:
     10           Eurodollar          Dec. '00      $ 2,332,585      $ 2,332,250      $       335
     10           Eurodollar          Mar. '01        2,336,085        2,337,125           (1,040)
     90           Eurodollar          June '01       20,815,640       21,054,375         (238,735)
     90           Eurodollar          Sep. '01       20,813,765       21,062,250         (248,485)
     90           Eurodollar          Dec. '01       20,803,390       21,040,875         (237,485)
     90           Eurodollar          Mar. '02       20,817,515       21,052,125         (234,610)
     10           Eurodollar          June '02        2,334,335        2,337,750           (3,415)
     10           Eurodollar          Sep. '02        2,333,710        2,336,875           (3,165)
   1,031      30 Yr. U.S. T-Bond      Dec. '00      102,612,589      102,938,906         (326,317)
                                                                                      -----------
                                                                                      $(1,292,917)
                                                                                      ===========


      Details of open forward currency contracts at October 31, 2000 are as follows:


                                    VALUE AT         VALUE AT
 SETTLEMENT       CONTRACT         SETTLEMENT      OCTOBER 31,      UNREALIZED
    DATE         TO RECEIVE           DATE             2000        DEPRECIATION
------------  ----------------   --------------   -------------  ---------------
Purchases:
  11/10/00     $ 94,890,000      $63,386,773      $62,134,604      $ (1,252,169)
  11/20/00      110,000,000       72,760,947       72,044,379          (716,568)
  11/28/00       41,731,342       27,418,753       27,336,647           (82,106)
                                                                   ------------
                                                                   $ (2,050,843)
                                                                   ============



      The Trust holds one interest rate cap. Under the agreement the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap at October 31, 2000 are as follows:


 NOTIONAL                                                                    VALUE AT
  AMOUNT        FIXED                        TERMINATION     AMORTIZED     OCTOBER 31,      UNREALIZED
   (000)        RATE       FLOATING RATE         DATE           COST           2000        APPRECIATION
----------   ----------   ---------------   -------------   -----------   -------------   -------------
$ 25,000     6.00%        3 mth. LIBOR      2/19/02         $209,667         $221,996        $12,329
                                                                                             =======



NOTE 4. BORROWINGS           REVERSE REPURCHASE  AGREEMENTS:  The  Trust  enters
                             into reverse repurchase  agreements with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the
repurchase  price,   including  accrued  interest,  of  the  reverse  repurchase agreement.

      The average daily balance of United States reverse repurchase agreements outstanding during the year ended October 31, 2000 was approximately $150,190,853 at a weighted average interest rate of approximately 6.26%. The average daily balance of Canadian reverse repurchase agreements outstanding during the year ended October 31,

2000 was approximately C$14,127,890 at a weighted average interest rate of 5.31%. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was $214,503,581 as of June 30, 2000, which was 33% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

      The Trust did not enter into any dollar roll transactions during the year ended October 31, 2000.


NOTE 5. CAPITAL              There  are  200 million shares of  $.01  par  value
                             common stock  authorized.  Of the 34,773,993 shares
outstanding at October 31, 2000, the Advisor owned 7,093 shares.

      During the year ended October 31, 2000, the Trust repurchased a total of 708,900 shares of its outstanding common stock at a cost of $6,893,440, at an average discount of approximately 15.9% from its net asset value. These shares are being held in treasury.


NOTE  6. DIVIDENDS           Subsequent  to  October  31, 2000,  the   Board  of
                             Directors  of the  Trust  declared  dividends  from
undistributed earnings of $0.07 per share payable November 30, 2000 to shareholders of record on November 15, 2000.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock North American Government Income Trust Inc.:


     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock North American
Government Income Trust Inc. (the "Trust") as of October 31, 2000 and the related statements of operations and of cash flows for the year then ended, and of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock North American Government Income Trust Inc. at October 31, 2000 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
-------------------------
New York, New York
December 8, 2000

--------------------------------------------------------------------------------
               THE BLACKROCK NORTH AMERICAN GOVERNMENT TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 2000.

     During the fiscal year ended October 31, 2000, the Trust paid dividends and distributions of $0.8396 per share of which $0.4311 per share represents ordinary income and $0.4085 per share is a non-taxable return of capital. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 2000 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

     For the purpose of preparing your 2000 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2001.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock North American Government Income Trust's investment objective is to manage a portfolio of investment grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. ("BlackRock") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "Baa" by Moody's, or securities which BlackRock deems of comparable quality. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, Canadian Corporate bonds, U.S. government securities, securities backed by U.S.
government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Advisor has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Advisor will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The
Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.


INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.


LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED   Mortgage instruments with interest  rates that
SECURITIES (ARMS):                adjust at periodic intervals at a fixed amount
                                  over the market  levels of  interest  rates as
                                  reflected  in  specified  indexes.   ARMS  are
                                  backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:          Securities   backed   by   various   types  of
                                  receivables such as automobile and credit card receivables.

CANADIAN MORTGAGE SECURITIES:     Canadian   Mortgage   instruments   which  are
                                  guaranteed  by the Canadian  Mortgage  Housing
                                  Corporation (CMHC), a federal agency backed by the full faith and credit of the Canadian
                                  Government.

CLOSED-END FUND:                  Investment  vehicle which  initially  offers a
                                  fixed  number of shares  and trades on a stock
                                  exchange.  The fund  invests in a portfolio of
                                  securities  in  accordance   with  its  stated
                                  investment objectives and policies.

COLLATERALIZED                    Mortgage-backed   securities   which  separate
MORTGAGE OBLIGATIONS (CMOS):      mortgage   pools  into  short,   medium,   and
                                  long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE               Mortgage-backed  securities secured or  backed
BACKED SECURITIES (CMBS):         by mortgage loans on commercial properties.

DISCOUNT:                         When a fund's net asset value is greater  than
                                  its stock price the fund is said to be trading at a discount.

DIVIDEND:                         Income  generated by securities in a portfolio
                                  and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:            Shareholders    may    elect   to   have   all
                                  distributions  of dividends  and capital gains
                                  automatically   reinvested   into   additional
                                  shares  of the  Trust.  FHA:  Federal  Housing
                                  Administration,   a  government   agency  that
                                  facilitates  a  secondary  mortgage  market by
                                  providing  an agency  that  guarantees  timely
                                  payment   of   interest   and   principal   on
                                  mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however, they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however, they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:            Securities  issued or  guaranteed  by the U.S.
                                  government,   or  one  of  its   agencies   or
                                  instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:         Mortgage   securities   including   CMBS  that
                                  receive only the  interest  cash flows from an
                                  underlying   pool   of   mortgage   loans   or
                                  underlying pass-through securities. Also known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:  Mortgage  instruments with coupons that adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                     Price per share of a  security  trading in the
                                  secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:            A mortgage  dollar  roll is a  transaction  in
                                  which  the  Trust   sells   mortgage-   backed
                                  securities  for delivery in the current  month
                                  and  simultaneously  contracts  to  repurchase
                                  substantially  similar (although not the same)
                                  securities on a specified future date.  During
                                  the "roll" period,  the Trust does not receive
                                  principal   and   interest   payments  on  the
                                  securities,  but is compensated  for giving up
                                  these   payments  by  the  difference  in  the
                                  current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:           Mortgage-backed  securities  issued  by  FNMA,
                                  FHLMC, FHA or GNMA.

NET ASSET VALUE (NAV):            Net asset value is the total  market  value of
                                  all securities held by the Trust,  plus income
                                  accrued   on  its   investments,   minus   any
                                  liabilities    including   accrued   expenses,
                                  divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                                  JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:        Mortgage  securities  that  receive  only  the
                                  principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

PROJECT LOANS:                    Mortgages    for    multi-family,    low-   to
                                  middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                        Securities    issued   in   connection    with
                                  collateralized   mortgage   obligations   that
                                  generally  represent the excess cash flow from
                                  the mortgage  assets  underlying the CMO after
                                  payment of principal and interest on the other
                                  CMO  securities  and  related   administrative
                                  expenses.

REVERSE REPURCHASE AGREEMENTS:    In a reverse repurchase  agreement,  the Trust
                                  sells securities and agrees to repurchase them
                                  at a mutually  agreed  date and price.  During
                                  this time, the Trust  continues to receive the
                                  principal  and  interest  payments  from  that
                                  security.  At the end of the  term,  the Trust
                                  receives  the same  securities  that were sold
                                  for  the  same  initial   dollar  amount  plus
                                  interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED          Arrangements  in  which  a pool of  assets  is
SECURITIES                        separated   into  two  classes   that  receive
                                  different  proportions  of  the  interest  and
                                  principal    distribution    from   underlying
                                  mortgage-backed securities. IO's and PO's are examples of STRIPs.

--------------------------------------------------------------------------------
                           BLACKROCK ADVISORS, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                STOCK       MATURITY
                                                                SYMBOL        DATE
PERPETUAL TRUSTS                                               ----------   ---------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A
The BlackRock High Yield Trust                                    BHY         N/A

TERM TRUSTS
The BlackRock 2001 Term Trust Inc.                                BTM        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
The BlackRock Investment Quality Municipal Trust Inc.                  BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.       RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust               RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.       RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.         RNY          N/A
The BlackRock Pennsylvania Strategic Municipal Trust                   BPS          N/A
The BlackRock Strategic Municipal Trust                                BSD          N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                         BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                   BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.        BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.          BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                        BMT         12/10



 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of September 30, 2000, the Advisor and its affiliates (together,
"BlackRock") managed $191 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock managed 670 accounts, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.
















                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

-------------
 BLACKROCK
-------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                                   -------------
Ralph L. Schlosstein, PRESIDENT                             BLACKROCK
Scott Amero, VICE PRESIDENT                           THE  -------------
Keith T. Anderson, VICE PRESIDENT                     NORTH AMERICAN
Michael C. Huebsch, VICE PRESIDENT                    GOVERNMENT
Robert S. Kapito, VICE PRESIDENT                      INCOME TRUST INC.
Richard M. Shea, VICE PRESIDENT/TAX                   ==========================
Henry Gabbay, TREASURER                               ANNUAL REPORT
James Kong, ASSISTANT TREASURER                       OCTOBER 31, 2000
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP                       [GRAPHIC OMITTED]
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

     This  report  is  for  shareholder
information. This  is not a prospectus
intended for use in the purchase or sale of any securities.

     Notice  is  hereby given in accordance
with Section 23(c) of the Investment Company
Act of 1940 that the fund may purchase, from time to time, shares of its common stock at market prices.


             THE BLACKROCK NORTH AMERICAN
             GOVERNMENT INCOME TRUST INC.
   c/o Prudential Investments Fund Management LLC
                 Gateway Center Three
                 100 Mulberry Street
                Newark, NJ 07102-4077
                    (800) 227-7BFM


[GRAPHIC OMITTED]
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